Exhibit 99 We have the energy to make things better … for you, for our investors and for our stakeholders.

2 Forward Looking Statement

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing
Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

2013 Conference Agenda
Presentation Presenter
Welcome and Introductions Kathleen Lally
PSEG Ralph Izzo
PSE&G Ralph LaRossa
PSEG Energy Holdings Randall Mehrberg
Q&A Session
Break
PSEG Power William Levis
Power ER&T Shahid Malik
Q&A Session
Financial Review & Outlook Caroline Dorsa
Summary Ralph Izzo
Q&A Session
Conference Conclusion

PSEG INTRODUCTION & OVERVIEW Ralph Izzo CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

PSEG Strategy
Leveraging the
strength of PSEG’s
balance sheet to
invest primarily in
our stable, regulated
business in ways
that meet customer
needs and state
goals as we protect
the upside of the
merchant business
and provide growth
for our shareholders

PSEG met 2012’s challenges
with our strong platform of assets
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2012.
ENERGY HOLDINGS INCLUDES PARENT.
SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO
OPERATING EARNING.
Electric & Gas Delivery
and Transmission
Regional
Wholesale Energy
Renewable
Investments
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives with an
investment program
exceeding $10 billion
through 2017
PSEG Power’s
low-cost, base
load and load
following fleet is
geographically well
positioned and
environmentally
responsible
PSEG Energy
Holdings positioned
to pursue attractive
renewable
generation and
develop new
business
opportunities
Assets $19.2B
Operating Earnings $528M
Assets $11.0B
Operating Earnings $644M
Assets $1.5B
Operating Earnings $64M

PSEG – 2012 Highlights
2012 Earnings in-line with guidance
• Achieved operating earnings of $2.44 per share, at the high end of guidance range of $2.25-$2.50, including storm-related costs at PSE&G
• PSE&G represented 43% of consolidated operating earnings with growth in transmission
Operational excellence
PSEG disciplined capital investment
• Key regulatory approvals received for major transmission projects
• BPU decisions pending on Solar4All Extension and Solar Loan III
• Power added 400 MW of new peakers in time to respond to summer demand
• Holdings added 40 MW of new solar capacity
• Record output from CCGTs, continued strong production from Nuclear, and Power’s control of O&M supported results
• PSE&G recognized for reliability: National ReliabilityOne Excellence Award, Mid-Atlantic Reliability Award,
and Award for Outstanding Response to a Major Outage Event; as well as EEI’s Emergency Response Award
• Restored service to 2.1 million customers in a two-week period of time in the aftermath of Superstorm
Sandy and the Nor’easter that followed
• Extension of major labor contracts

2013 Operating Earnings Guidance
$2.74
$2.44
$2.25 -
$2.50 E
2011 Operating Earnings* 2012 Operating Earnings* 2013 Guidance
* SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS TO RECONCILE TO OPERATING EARNINGS.            E = ESTIMATE.

2013 Operating Earnings *
*SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO
RECONCILE TO OPERATING EARNINGS; ALL PERIODS REFLECT TEXAS IN DISCONTINUED
OPERATIONS. E=ESTIMATE.
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary

PSEG Focus
Operational excellence and disciplined investment helped offset the earnings impact of lower energy prices
2008 2012
PSEG Focus
($ millions, except as noted)
SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO
RECONCILE TO OPERATING EARNINGS. (1) PLANNED COMPOUND ANNUAL GROWTH RATE 2008-
2012.(2) ACTUAL COMPOUND ANNUAL GROWTH RATE 2008-2012.

12 SuperStorm Sandy met by an exceptional response The storm affected PSE&G and Power

PSEG Capital Spending focused on growth
PSEG 2013-2015E Capital Spending*
$6.1 Billion
by Subsidiary
PSEG 2013-2015E Capital Spending*
$6.1 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES IDC AND AFUDC.
*THIS FORECAST DOES NOT REFLECT THE IMPACT OF NEW PROPOSALS RECENTLY FILED WITH
THE NJBPU.
B

What’s Next: PSEG’s Capital Spending expansion
opportunity directed toward growth in regulated business with
~ 25% growth in planned spending
Potential
PSEG 2013-2015E Capital Spending*
$7.6 Billion
by Subsidiary
Potential
PSEG 2013-2015E Capital Spending*
$7.6 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES IDC AND AFUDC.

PSE&G’s Energy Strong Capital Program
addresses new reality
•
New $3.9 Billion Infrastructure Program filed with the NJBPU to strengthen
PSE&G’s electric and gas system focusing on hardening and resiliency
•
Plan to invest an additional $1.5 Billion in Transmission grid over the ten-year period
•
PSE&G’s Infrastructure proposal includes:
•
Protecting 40 utility installations from severe storms ($1.7 Billion)
•
Making the electric grid smarter and easier to repair ($454 Million)
•
Adding backup distribution lines and system redundancies ($415 Million)
•
Undergrounding 20 miles of overhead distribution lines ($60 Million)
•
Modernizing the gas distribution system ($1.1 Billion)
•
Better protection for homes and businesses during severe weather and improved day to day system reliability
•
Proposed filing creates ~5,800 jobs and stimulates economic activity for New
Jersey businesses

PSEG Power value advantaged
by asset
diversity, fuel flexibility and location
Fuel Diversity*
Total MW: 13,226
Energy Produced*
Total GWh: 52,511
Energy Market Served*
Total MW: 13,226
*2012
**INCLUDES NJ UNITS THAT FUEL SWITCH TO GAS.

•
2.2% (forecast³)
• $12,600
• $5,000
4
• $6,900
5
• $700
5
• 1.4%
• 30.4TWh
• $290
• $12-$15
2015E
•
0.8% (actual²)
• $9,000
• $2,500
• $5,900
• $600
• 1.7%
• 29.8TWh
• $240
• $0
2012
Where we’re going
•
2.4% (planned¹)
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0
• O&M Growth per year
• PSE&G Rate Base
Transmission
E&G Distribution
EMP
• EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Investment
• LIPA Earnings
PSEG Focus
($ millions, except as noted)
2008
(1) Planned compound annual growth rate 2008-2012.
(2) Actual compound annual growth rate 2008-2012.
(3) Two-year compound annual growth rate from 2013.
(4) Includes additional Transmission hardening.
(5) Includes proposed filings:  EE4A, SL3, S4Ae, and ES programs.
.
E = ESTIMATE.
.

18 Balance Sheet Strengthened PSEG has reduced risk PSEG Total Capitalization 2009 2012 Power Power PSE&G PSE&G Equity 55% Debt 45% Equity 59% Debt 41% 57% 43% 55% 45% 70% 30% 51% 49%

Using PSEG’s balance sheet strength
to finance growth in the regulated enterprise without equity issuance
PSEG Total Capitalization
2012 2015E*
* E = ESTIMATE; INCLUDES THE FOLLOWING PROPOSED FILINGS: EE4A, SL3, S4AE, ENERGY STRONG (ES) AND
TRANSMISSION HARDENING.

20 PSEG Annual Dividend A long history of growth and returning cash to shareholders *2013 PAYOUT RATIO REFLECTS THE MIDPOINT OF 2013 OPERATING EARNINGS GUIDANCE. **INDICATED ANNUAL RATE.

Value Proposition
PSEG is positioned to expand its investment in PSE&G
projects that provide reasonable, risk adjusted returns,
in ways that meet customer needs and state goals,
given strong cash flow of Power and growing cash
contribution from PSE&G.
PSEG will maintain a strong financial profile that
provides the opportunity to achieve our growth
objectives and maintains our track record of returning
cash to shareholders.

PSE&G PRESIDENT AND CHIEF OPERATING OFFICER Ralph LaRossa

23 PSE&G strategy Building a sustainable platform that balances reliability, customer rates and public policy to ensure growth at reasonable returns

PSE&G is the largest electric and gas distribution and transmission utility company in New Jersey
* WEATHER NORMALIZED-ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD.
** TRANSMISSION LOAD GROWTH CAGR UTILIZES 2007 AS BASE  YEAR.
*** SPECIFIC PROJECTS  APPROVED FOR INCENTIVE RATE TREATMENT WITH ADDITIONAL  ROE.
Electric Gas
Customers
Growth (2008 – 2012)
2.2 Million
0.6%
1.8 Million
0.6%
Electric Sales and Gas Sold and Transported 41,641 GWh
3,397 M
Therms
Projected Annual Load Growth (2013 – 2015) 0.7%* 0.2%*
Historical Annual Peak Load Growth
Transmission (2008 – 2012)
0.4%**
Projected Annual Load Growth
Transmission (2013 – 2015)
1.4%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return
11.68% ROE*** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency Approved
Programs
2009-2012
Total Program
Plan
Solar Loan
67 MW 81 MW
Solar 4 All 74 MW 80 MW
Energy Efficiency Annual Electric savings 160 GWh 200 GWh
Energy Efficiency Annual Gas savings 5M Therms 7M Therms
Electric Territory
Gas Territory

25 National reliability award winner and recognized for emergency response during Hurricane Irene

26 During SuperStorm Sandy strong winds, heavy rainfall and storm surges caused significant damage to our infrastructure

27 PSE&G brought in more than 4,000 contractors and mutual aid workers at the height of restoration efforts

28 PSE&G’s response to customer outages during recent major events Restoration response incorporated lessons learned from Hurricane Irene Cumulative Customers Restored

PSE&G’s operating earnings grew ~10%*
with increased investment, cost control and supportive rate
mechanisms
* COMPOUND ANNUAL GROWTH RATE
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO OPERATING EARNINGS.

Growth in rate base is driven by investments with
favorable recovery mechanisms
PSE&G Rate Base
PSE&G’s
rate base
has grown ~7%
annualized with a
focus on meeting
the State’s goals
and customers’
needs

Represents ~28% of rate base in 2012
Overall,
Transmission
has
delivered
on planned
spending
PSE&G’s Transmission Capital Expenditures
0
200
400
600
800
1,000
1,200
2009 2009
Plan Actual
2010 2010
Plan Actual
2011 2011
Plan Actual
2012 2012
Plan Actual
Remaining Transmission Susquehanna -Roseland
North East Grid North Central Reliability
Mickelton-Gloucester -Camden Burlington-Camden

Providing
solutions
for
New Jersey’s
energy and
economic
development
goals
($ Millions)
Approval
Date
Forecast
Amount*
Spending
Thru 2012
Remaining
Spending
Renewables
Solar Loan I & II
April 2008/
November
2009
$243 $209 34
Solar 4 All July 2009 456 437 19
Energy Efficiency
Carbon Abatement
December
2008
45 45 -
Energy Efficiency
Economic Stimulus
July 2009 161 156 5
Demand Response July 2009 35 27 8
Energy Efficiency
Economic Stimulus
Extension
July 2011 95 14 81
Distribution
NJ Capital Infrastructure
Program 1 (CIP 1)
April 2009 702 702 -
NJ Capital Infrastructure
Program 2 (CIP 2)
July 2011 273 253 20
Total
$2,010 $1,843 $167
* THIS FORECAST DOES NOT REFLECT THE IMPACT OF NEW PROPOSALS RECENTLY FILED WITH THE NJBPU

33 Focus on controlling O&M allows us to earn our authorized return * EXCLUDES REGULATORY CLAUSES ** INCLUDES $40M IMPACT FROM SUPERSTORM SANDY IN 2012 E = ESTIMATE

34 PSE&G’s capital program will continue to be focused on delivering energy solutions to meet New Jersey’s public policy * PROPOSED FILINGS INCLUDE EE4A, SL3, S4AE, AND ENERGY STRONG (ES) E = ESTIMATE

2013-2017 proposed investment plan
would grow our current capital plan by up to 50%
2013-2017E Capital Expenditures
Existing Plan
$6.9 Billion
Existing Plan and Proposed Filings
$10.6 Billion
*
*
E = ESTIMATE

PSE&G’s proposed investments would be
recovered through contemporaneous recovery mechanisms
E = ESTIMATE
Contemporaneous Recovery Mechanisms
Traditional Recovery Mechanisms
Energy Strong Filing (ES)
Solar/Energy Efficiency
Clauses
FERC Formula Rates
Distribution Base Rates
21%
10%
47%
22%
$10.6 Billion
2013-2017E Capital Spending by Recovery Method

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Total
Estimated
Project
Costs
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $895 June 2015
North Central Reliability 11.68% $390 June 2014
Burlington – Camden 230kV 11.68% $399 June 2014
Mickleton – Gloucester-Camden 230kV 11.68% $435 June 2015

Susquehanna-Roseland consists of
constructing 150 miles of 500kV circuit (46 miles in NJ) with two new 500kV GIS switching stations at Roseland and
Hopatcong
Project
Estimate
Up To*
Through
Year-end 2012
2013-2015E
Expected
In-service Date
$790M $324M $466M
June 2014 / June
2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status:  Major permitting & siting complete, outside and inside plant construction in progress
*PROJECT IS SHARED WITH PPL. PROJECT ESTIMATE REPRESENTS PSE&G’S CONSTRUCTION
RESPONSIBILITY FOR THE NJ PORTION.     E = ESTIMATE

Northeast Grid Reliability consists of
upgrading approximately 50 overhead circuit miles of 138kV
transmission line to 230kV, constructing ~18 miles of new
underground 230kV lines, and converting twelve existing
stations to 230kV operation
Project
Estimate Up
To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$895M $88M $807M June 2015
•
PJM RTEP project b1304
•
ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Engineering, licensing, and outside plant
underground construction in progress
E = ESTIMATE

North Central Reliability consists of upgrading
55 circuit miles of 138kV transmission line to 230kV, and
converting six existing stations to 230kV operation
Project
Estimate Up To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$390M $163M $227M June 2014
•
PJM RTEP project b1154
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Major permitting & siting complete, outside and inside plant construction in progress
E = ESTIMATE

Burlington-Camden 230kV consists of upgrading
37 circuit miles (30 miles of overhead and 7 miles of under-
ground) of 138kV transmission line to 230kV, converting the
existing stations to 230kV operation
Project
Estimate
Up To
Through
Year-end
2012
2013-
2014E
Expected
In-service
Date
$399M $169M $230M
June
2014
•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during
development
•
100% recovery of prudently incurred costs
due to abandonment
E = ESTIMATE
Project Status: Major permitting & siting
complete, outside and inside plant
construction in progress

Mickleton-Gloucester-Camden 230kV
consists of upgrading 10 circuit miles of overhead transmission, installing ~16 circuit miles of new 230kV underground, 10
circuit miles of new 230kV overhead, and
modifications/upgrades at five existing stations
Project
Estimate Up To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$435M $24M $411M June 2015
•
PJM RTEP project b1398
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
E = ESTIMATE
Project Status: Major permitting & siting complete, outside and inside plant construction in progress

43 State policy imperatives have been redefined by SuperStorm Sandy

44 We have also responded with a plan focused on infrastructure hardening and resiliency

45 PSE&G is continuing to provide solutions to assist New Jersey in achieving its EMP goals *PENDING APPROVAL.

Lower commodity costs and expiration of
certain transition charges are expected to fully offset the impact to customer bills
*2018 BGS/BGSS RATES AS WELL AS SBC AND DISTRIBUTION RATES HELD CONSTANT AT CURRENT 2013 RATES.
RATES RELATED TO ELECTRIC RESTRUCTURING: SECURITIZATION (STC), NON-UTILITY GENERATION CHARGE (NGC), & TRANSITIONAL ENERGY FACILITIES ASSESSMENT (TEFA), ARE REDUCED TO ZERO BY 2018. THE RGGI RECOVERY CHARGE (RRC), SOLAR
PILOT RECOVERY CHARGE (SPRC), AND CAPITAL ECONOMIC STIMULUS INFRASTRUCTURE INVESTMENT PROGRAM EXTENSION (CIP II ) BILL IMPACTS ARE INCLUDED IN THEIR RESPECTIVE GAS AND ELECTRIC BARS AND FORECASTED IN 2018 BASED UPON
LATEST ESTIMATE. THE 2018 BILL IMPACTS OF ES, EE4ALL, AND S4AEXT/SL3 IMPACTS ARE BASED UPON CURRENT ESTIMATES.

PSE&G’s 2013 operating earnings
is benefiting from transmission growth and
cost containment initiatives
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO OPERATING
EARNINGS.

48 Long Island Power Authority

LIPA T&D management contract
In December 2011, the Long Island Power Authority (LIPA) selected PSEG to manage its electric transmission and distribution system for 10 years starting in 2014
•
Commitment to cost control and investment optimization
•
Corporate culture of transparency and data-driven decision making
•
Transition activities on-track – successfully achieving all milestones through February 2013
Successful management of the LIPA transmission and distribution system may lead to additional growth opportunities
•
Reasons for selecting PSEG included:
•
Proven technical capabilities and track record of top quartile customer service and reliability
•
Evaluating impact of SuperStorm Sandy and recent LIPA management changes on the overall schedule and transition

PSEG ENERGY holdings EXECUTIVE VICE PRESIDENT STRATEGY AND DEVELOPMENT PRESIDENT PSEG ENERGY HOLDINGS Randall Mehrberg

51 PSEG Energy Holdings strategy Holdings’ priorities are to manage lease risks, sell remaining non- core assets and grow the renewables portfolio

PSEG ENERGY HOLDINGS has monetized the
majority of its legacy assets, eliminated all Holdings debt, and returned cash to PSEG
NOTE: 2006 AND 2012 DATA REFLECT BOOK VALUES OF ASSETS, EXCLUDING DEFERRED
TAXES. TRANSACTIONS REFLECT TRANSFER VALUE IN THE CASE OF TEXAS, MARKET VALUES FOR
ASSET DISPOSITIONS OR, IN THE CASE OF DYNEGY, BOOK VALUE RESERVE TAKEN IN 2011..
Holdings Investment Portfolio

Reducing Risk and
Monetizing Legacy Assets
PSEG Energy Holdings
Growth in
unregulated renewables
PSEG Solar Source
Growth by
leveraging knowledge
PSEG Long Island
Merchant Energy
Leveraged Leases
Regulated Energy
Leveraged Leases
Real Estate Leveraged
and Operating Leases
Legacy
Generation Assets
…MANAGING RISK FOR REMAINING LEGACY ASSETS AND INVESTING IN RENEWABLES

Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis tracker
Investment $75 million
20 year PPA with SRP
PSEG Solar Source has completed 69 MW and has
an additional 19 MW under construction
JEA
Florida (15 MW)
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $47 million
20 year PPA with DEMEC
Hackettstown  (Mars)
New Jersey  (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
… OPPORTUNITY FOR GROWTH IN UNREGULATED SOLAR
Badger I
Arizona (19 MW)
Expected COD late 2013
Polycrystalline - single axis tracker
Investment $51 million
30 year PPA with APS
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA

55 PSEG Energy Holdings These projects will produce steady results for PSEG PSEG Solar Source EBITDA E = ESTIMATE.. … A STABLE, LOW-RISK PORTFOLIO

56 PSEG Energy Holdings Simplifying the business and creating growth opportunities in renewables Operational Excellence Financial Strength Disciplined Investment

PSEG POWER PRESIDENT & CHIEF OPERATING William Levis OFFICER, PSEG POWER

PSEG Power
strategy
Focused on safety
performance, unit
reliability, competitive
cost structure with
control of
maintenance costs,
achieving operational
excellence, and
supporting market
rules to maintain a
level playing field

59 PSEG Power creating value by responding to changing markets and regulations

PSEG Power delivered in 2012
Storm and
weather challenges
• SuperStorm Sandy
impacted
our generating sites
• Warm winter put
pressure on demand
and pricing for both
electricity and gas
• Hot summer weather
created challenging
operating
environment
Market
challenges
• Unit outages and
transmission
outages resulted in
pressure on basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
weather and
economy
Value
delivered
• Cost control
• Lower dispatch and fuel cost
• Captured value through coal/gas
switching, unit flexibility
• Improved unit availability
• Coal & oil sales optimized inventory
• Expedited return from storm outages,
restored margin opportunities
• Optimized unit dispatch across fleet
during storm recovery

PSEG Power has generating assets in
three competitive markets
• Low cost portfolio
• Fuel flexibility
• Assets near loads
• Poised to benefit in real
time markets
• Fleet will maintain
diversity and efficiency in
2016 after HEDD
• Most sites suitable for
expansion

PSEG Power Nuclear fleet is a critical element
of success
Hope Creek
•
Operated by PSEG Nuclear
•
PSEG Ownership: 100%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 1,174 MW
•
Owned Capacity:  1,174 MW
•
License Expiration: 2046
•
Next Refueling
•
Fall 2013
Salem
Units 1 and 2
•
Operated by PSEG Nuclear
•
PSEG Ownership:  57%,
Exelon – 43%
•
Technology: Pressurized Water
Reactor
•
Total Capacity: 2,326 MW
•
Owned Capacity: 1,335 MW
•
License Expiration: 2036
and 2040
•
Next Refueling
•
Unit 1 -- Spring 2013
•
Unit 2 – Spring 2014
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 2,245 MW
•
Owned Capacity:
1,123 MW
•
License Expiration: 2033 and
2034
•
Next Refueling
•
Unit 2 – Fall 2014
•
Unit 3 – Fall 2013

63 PSEG Power Nuclear is core to the fleet and has competitive advantages

64 PSEG Power’s Fossil Fleet availability has shown steady improvement

PSEG Power
improvements
achieved in
combined cycle
fleet efficiency
Actions Taken to Create Value
• Heat rate improvement
program
• Operational Excellence
Model
• Training programs
• Unit testing initiative
• Outage work to restore
efficiency

66 SuperStorm Sandy affected the fleet; when the load returned, Power was ready

67 PSEG Power’s fleet is among the lowest emitting in the industry • Mercury reduced 80% across the timeframe above • Power is well positioned for HAPS

PSEG Power’s
focus on costs
has resulted in
moderate
increase in O&M
for six years
Cost control actions taken:
• Coal assessment
• CCGT material condition assessment
• Contract renegotiation
• Material management
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative
2008 to 2013 CAGR = 1.9%
Power O&M Expense*
* INCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS.
E = ESTIMATE.

PSEG Power is well positioned
for growth in
the fleet when market conditions dictate
Available locations Our sites possess infrastructure advantages
• Bergen
• Burlington
• Essex
• Edison
• Kearny
• Hudson
• Linden
• Sewaren
• Bridgeport
Harbor
• Electric Interconnection
• Gas Pipeline Access
• Sites/Space
• Emissions

70 PSEG Power will maintain diversity and efficiency after a realignment of the fleet in 2016 E=ESTIMATE

71 PSEG Power is an established leader within the industry

72 PSEG Power has added value with focus on operational excellence * EXCLUDES SANDY IMPACT.

Shahid Malik PRESIDENT ENERGY RESOURCES AND TRADE PSEG POWER ER&T

74 PSEG Power ER&T strategy Focused on optimizing the value of its asset portfolio and providing outstanding service to our customers, while prudently managing risk

75 Agenda Diversified Assets & Flexible Dispatch Managing Risks & Creating Value Regulatory Advocacy

PSEG wholesale market strategy
built on a strong asset portfolio
Diversified
Assets &
Flexible Dispatch
Regulatory
Advocacy
Managing
Risks &
Creating Value
Managing Risks & Creating Value
Consistent hedging strategy • Full load requirements • Capacity sales •Monetize optionality
Diversified Assets &
Flexible Dispatch
Strong operational performance
Fuel switching
Ancillary services
Regulatory Advocacy
Supports competitive markets
Seeks a level playing field
Provides insight
Creates opportunity
MARKET
EXPECTATIONS

77 Diversified assets and flexible dispatch

78 Fleet capacity has been advanced by:

79
Spark spread replaces dark spread
as major value driver
Actual Monthly On Peak Spreads
PS Zone vs M3/CAPP
PSEG Power Natural Gas
Use for Electric Generation
Spark spread has risen above dark spread in PJM markets
Power’s gas units operating at record throughput
Gas operation provides much more operational flexibility
Enhances the ability of trading organization to capture volatility

80 Agenda Diversified Assets & Flexible Dispatch Managing Risks & Creating Value Regulatory Advocacy

2013 BGS Auction Results for PSE&G Zone
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
BGS sales account for about a third of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
2009 2010 2011 2012 2013
$103.72
~ $47
$95.77
$94.30
~ $47 ~ $48
~ $46
$83.88
~ $53
$92.18
$48
-
$50
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40
BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2011-2013 WILL BE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2013.

•
3 Year forward BGS sales comprise smaller percentage of Power’s hedges
•
Other full requirement load deals help capture additional locational and load shape premium
NOTE:  PERCENTAGES REPRESENT HEDGED VOLUMES IN PLACE AFTER BGS AUCTION.
Our hedging mix has changed with the
market but still captures the fleet’s locational advantage

Hedging strategy designed to protect gross margin
and leverage the portfolio
Dynamic Hedging on
Intermediate Coal, Combined
Cycle and Peaking:
2013 2014 2015
Baseload
(Nuclear and
Baseload Coal)
Volume TWh 35 35 35
% Hedged 100% 80-85% 40-45%
Price $/MWh $50 $49 $51
Intermediate
Coal, Combined
Cycle, Peaking
Volume TWh 20 19 18
% Hedged 30-35% 0% 0%
Price $/MWh $50 $49 $51
TOTAL
Volume TWh 53-55 53-55 52-54
% Hedged 75-80% 50-60% 25-30%
Price $/MWh $50 $49 $51
Ratable Hedging on Baseload:
* HEDGE PERCENTAGES AND PRICES AS OF FEBRUARY 11, 2013. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE,
INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS
WITH MTM ACCOUNTING TREATMENT AND OPTIONS.
• Position fleet to take advantage
of market volatility
• Gas and load-following fleet left
open until prompt year to
capture volatility
•
Use all trading products to
capture option value of assets
and benefit from market
dislocations
• 3 year ratable hedge tactics
• 3 year PJM hedge of capacity
(not included in table)
• Load following sales (such as
BGS) have strong correlation to
our units for hedging basis and
load shaping premium

•
Basis (PS Zone to PJM West) will continue to trend downward for forward sales
•
Volatility will remain significant in the prompt periods (especially summer/winter)
•
Power maintains sufficient length to participate in upside volatility as well as a valuable 250MW transmission position into NYC
•
Basis will continue to have a positive impact on PSEG Power profitability
*AS OF FEBRUARY 14, 2013.

• Lower cost supplies of shale
gas have been beneficial to
both PSE&G customers and
PSEG Power
• Over 50% of our available
pipeline capacity can access
market area supplies of
shale gas
• Power’s generating units sit
in close proximity to the
Marcellus fairway
• Power buys approximately
350BCF/year of gas
• We have been able to
arbitrage gas values from
South to North and East to
West using our storage and
pipeline capacity
Gulf Coast Supply
0.7 BCF/D
Shale Supply
0.6 BCF/D
Storage
0.9 BCF/D
Albany
PSEG’s locational advantage
and gas basis
New York

PJM’s capacity market continues to recognize
locational value of our fleet
2016/2017 RPM Auction Influenced By:
• Updated Demand Curve • Updated Transfer Capabilities
• Environmental Retirements • New Build/Cost of New Entry
• Minimum Offer Price Rule • Demand Response

Reserve margins in PJM declining with retirements
Generation Deactivation Notifications
Source: PJM TEAC, 1/10/2013
• PJM Pending Deactivation Requests of
12,634 MW as of January 22, 2013
• Approximately 4,000 MW of additional
owner announced retirements in PJM
through next auction
• PJM forecasts a declining Reserve Margin
through 2017

88 Agenda Diversified Assets & Flexible Dispatch Managing Risks & Creating Value Regulatory Advocacy

Regulatory Advocacy
Current Issues
• PJM RPM rules for Capacity Markets
• PJM Energy/Ancillary Services Market
• New England Capacity Markets
• New York Energy Markets
• Trade Associations and ISO/RTO activities
ISSUE /POLICY HOW ADDRESSED?
PJM
MOPR
Sufficiency/Exceptions before FERC and courts
DEMAND RESPONSE RULES
Performance/eligibility/compensation issues before courts, FERC, and PJM stakeholder process
ANCILLARY/ENERGY
Regulation/Black-start modifications under consideration in PJM stakeholder process before FERC
NYISO
CAPACITY
Jurisdictional dispute at FERC over retirement decisions; Impact of PSC approved Reliability Must Run arrangement on markets
NEPOOL FCM
Market design issues pending at Court of Appeals, FERC and ISO-NE stakeholder process
FEDERAL
Gas/Electric Coordination
Participation in ISO/FERC/Industry forums
Recent Rulings
• FERC approval of Cost of New Entry (CONE)
• PJM Area Regulation rules
• EPA RICE/NESHAPS rules
• FERC ruling imposing DR must offer requirement
in ISO-NE

Diversified
Assets &
Flexible Dispatch
Regulatory
Advocacy
Managing
Risks &
Creating Value
Managing Risks & Creating Value
Consistent hedging strategy • Full load requirements • Capacity sales •Monetize optionality
Diversified Assets &
Flexible Dispatch
Strong operational performance
Fuel switching
Ancillary services
Regulatory Advocacy
Supports competitive markets
Seeks a level playing field
Provides insight
Creates opportunity
MARKET
EXPECTATIONS
PSEG wholesale market strategy
built on a strong asset portfolio

PSEG FINANCIAL REVIEW & OUTLOOK EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Caroline Dorsa

Strong financial position to support our
business initiatives
Financial Position
Achieved Earnings Guidance
Stable Dividend and Opportunity for Growth
Strong Balance Sheet
Regulated Growth Opportunity without Equity Issuance
Solid Credit Ratings
O&M Controlled
Well Funded Pension

2013 guidance in same range as 2012
PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $535 - $600
PSE&G $580 - $635
PSEG Energy Holdings/Parent $25 - $35
Operating Earnings* $1,140 - $1,270
2013 Earnings Guidance $2.25 - $2.50
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO
RECONCILE TO OPERATING EARNINGS.

PSE&G is expected to represent 50%
of 2013 operating earnings
Business Mix of Operating Earnings
PSE&G
Power
& Other
~50%
~50%
E = ESTIMATE
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO
RECONCILE TO OPERATING EARNINGS.

In 2012, PSE&G executed its capital program, Power
generated significant free cash flow and PSEG increased its
shareholder dividend
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Cash
Other
Net
Cash
Flow
Shareholder
Dividend
Net Debt
Issuances
2012 Sources and Uses
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$216 MILLION.

Our capital investment options can result in as
much as $5.6B of utility growth investment through 2015
PSE&G
Growth
~$4B
PSE&G
Maintenance
Power
& Other
Potential Opportunities
Approved Programs
2013 – 2015E Capital Investment
~$6B
~$6.4B
~$6.6B
~$7.6B
EMP
~$0.4B
New
Transmission
~$0.2B
New
Distribution
~$1B
PSE&G
Growth
$5.6B
EMP: ENERGY MASTER PLAN E = ESTIMATE

All scenarios can be financed without new equity
2013 – 2015E
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Shareholder
Dividend
Net Debt
Issuances
Other
Net Cash
Flow
2013 – 2015E
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Shareholder
Dividend
Net Debt
Issuances
Other
Net
Cash
Flow
Approved Programs plus EMP, New
Transmission and New Distribution Approved Programs
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL
REPAYMENTS OF ~$725M FROM 2013-2015
E = ESTIMATE

PSE&G’s capital spending drives regulated
earnings growth with a potential future rate base of up to ~$12.6B
~$9B
~$2.2B
~$11.2B
2012 Rate Base
Potential New Opportunities
2013 – 2015E Rate Base Growth
Approved Programs
2015E  Rate Base
3-yr CAGR: ~7.8%
2015E  Rate Base
3-yr CAGR: ~12%
EMP
~$0.2B
New
Distribution
~$1B
New
Transmission
~$0.2B
~$11.4B
~$11.6B
~$12.6B
EMP: ENERGY MASTER PLAN E = ESTIMATE

Power’s credit metrics are expected
to remain strong
Power FFO/Debt
2013 – 2015E Average
E = ESTIMATE
0%
10%
20%
30%
40%
50%
60%
70%
80%
2010 2011 2012 Approved Approved plus EMP,
New Transmission
and New
Distribution

Using PSEG’s balance sheet strength
to finance growth in the regulated enterprise without equity issuance
PSEG Total Capitalization
2012 2015E*
* E = ESTIMATE; INCLUDES THE FOLLOWING PROPOSED FILINGS: EE4A, SL3, S4AE, ENERGY STRONG (ES) AND
TRANSMISSION HARDENING.

Our investment programs are affordable,
helped by the expiration of known charges by 2017, which
lower the average residential customer bill by ~ 8.7% based on today’s current bill
PSE&G Securitization & NUG Impacts ($Millions)
PSE&G Securitization Impacts 2013 2014 2015 2016 2017
Revenues
439 445 386 0 0
Interest Expense
(46) (30) (11) 0 0
Amortization
(253) (273) (233) 0 0
Deferred Tax & Other
(140) (142) (142) 0 0
P&L Impact (GAAP view) 0 0 0 0 0
PSE&G Non–Utility  Generation 2013 2014 2015 2016 2017
Revenues*
157 167 141 49 0
Expenses
(157) (167) (141) (49) 0
P&L Impact (GAAP view) 0 0 0 0 0
*NUG revenues reflect Feb 1, 2013 rates
Typical Current Average Residential
Customer Bill Impact
Securitization ~6.6%
Non-Utility
Generation
~2.1%

Modest O&M growth with Power increases from
CCGT maintenance cycles, due to high utilization rates
(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS NM = NOT MATERIAL.
E = ESTIMATE.
PSEG O&M Expense (1)
2013-2015E CAGR: ~2.2%
CAGR
Transmission
~0.4%
Distribution
~1.3%
Power
~2.9%
Holdings &
Other: N.M.

Pension contributions expected to decline with
well funded plan
Pension Plan  Contributions
2010 2011 2012 2013E 2014E 2015E
Funded Ratio 82% 84% 83% >85% >90% >90%
Amended
Benefit
Plans
E = ESTIMATE

PSEG’s long-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2014E
2015E
Segment EPS Drivers
E = ESTIMATE
Each $1/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $2/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.10 - $0.13
$0.04
$0.01
$0.01
$0.03 - $0.06
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01

Opportunity for modest and sustainable
dividend increases consistent with stable regulated growth
and cash generation outlook at PSEG Power
PSE&G
EPS
$1.25
$1.14
$1.42
Annual Dividend Per Share
E = ESTIMATE

Summary
• Operating Earnings Guidance for 2013 of $2.25 - $2.50 per share with earnings mix shifting to 50% regulated
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support  full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for further growth

PSEG Executive Profiles

108 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Ralph Izzo

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL, PUBLIC SERVICE
ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC AND GAS
COMPANY, PSEG SERVICES CORPORATION, EXECUTIVE VICE PRESIDENT
AND PSEG POWER
J. A. Bouknight, Jr. (Lon)

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, EXECUTIVE VICE
PRESIDENT AND CHIEF FINANCIAL OFFICER, PUBLIC SERVICE ENTERPRISE GROUP
INCORPORATED, PUBLIC SERVICE ELECTRIC AND GAS COMPANY, PSEG POWER LLC
AND PSEG SERVICES CORPORATION
Caroline Dorsa

111 SENIOR VICE PRESIDENT – PUBLIC AFFAIRS & SUSTAINABILITY PSEG SERVICES CORPORATION Anne E. Hoskins

112 PRESIDENT AND CHIEF NUCLEAR OFFICER PSEG NUCLEAR Thomas P. Joyce

113 PRESIDENT AND CHIEF EXECUTIVE OFFICER PUBLIC SERVICE ELECTRIC AND GAS COMPANY Ralph LaRossa

114 PRESIDENT & CHIEF OPERATING OFFICER PSEG POWER William Levis

115 PRESIDENT PSEG FOSSIL Richard P. Lopriore

116 PRESIDENT PSEG ENERGY RESOURCES & TRADE Shahid Malik

117 EXECUTIVE VICE PRESIDENT STRATEGY AND DEVELOPMENT PRESIDENT PSEG ENERGY HOLDINGS Randall Mehrberg

118 SENIOR VICE PRESIDENT – HUMAN RESOURCES AND CHIEF HUMAN RESOURCES OFFICER PSEG SERVICES CORPORATION Margaret M. Pego, SPHR

119 PSE&G Appendix

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE
OUTAGE DURATION FOR ALL CUSTOMERS SERVED.

121 PSE&G prioritizes public safety while maintaining value to customers LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR.

Formula rates for transmission make the
process more predictable with contemporaneous returns
Transmission (Federal) Distribution Base Rate Case (State)
Current ROE • 11.68% base
• 12.93% with incentives on Susquehanna-Roseland
• 11.93% with incentives on Northeast Grid
• 10.3%
Volatility of Returns
• Low – prospective recovery with annual true-ups for
over/under recovery
• Higher – performance impacted positively/negatively
by cost management, weather, customer demands,
etc.
Process
• Formula – The rate template and specific elements like
ROE are predetermined with annual updates and true
ups
• Litigated case with each element (depreciation, ROE,
O&M levels, Rate Base) scrutinized and settled
Intervenors • State consumer advocates usually participate
• State consumer advocates
• Large customers
• Other parties affected by the case, e.g. Solar
Developers
Test Year
• PSE&G has fully forecasted test year for both Capital
and O&M
• Historical test year with pro-forma adjustments for
known and measurable items, e.g. wage escalation
Time to resolve
• Annual Formula updates are filed in October with
January 1 effective date
• Typically settled within 12-15 months

New Jersey Board of Public Utilities (BPU)
•
The Board of Public Utilities consists of five
commissioners appointed by the Governor.  These
appointees are confirmed by the NJ Senate for six-year,
staggered terms.  The Governor appoints one of the five
to serve as Commission President.  Currently, the
commissioners are:
•
Robert M. Hanna, Commission President
•
Jeanne M. Fox
•
Joseph L. Fiordaliso
•
Mary-Anna Holden
•
Stefanie Brand, Director of the Division of Rate Counsel

Slow economic recovery in NJ is constraining
growth in all market sectors
Modest residential growth limited
by housing market inactivity and
the slow economic recovery
Consumer spending is trending
with the slow economic recovery
and impacting growth in the
commercial sector
Industrial sales growth continues
to be constrained by slow
economic recovery
0.3%
0.4%
0.0%
0.5%
0.9%
0.7%
0.3%
0.7%
2013 - 2015 Projected Sales
Growth – Gas*
2013 - 2015  Projected
Sales Growth – Electric*
Residential Commercial Industrial Total
Residential Commercial Industrial Total
*  WEATHER NORMALIZED ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD

Key economic indicators forecast renewed
growth over the 2012 to 2015 timeframe
The New Jersey economy increased by 0.3%
annually from 2010 to 2012 and is
anticipated to grow 2.3% per year from
2012 to 2015
New Jersey total non-farm employment
increased by 0.6% annually from 2010 to
2012 and is expected to grow 1.4% per year
from 2012 to 2015
Real personal income in New Jersey
increased by 1.4% annually from 2010 to
2012 and is expected to increase 2.5% per
year from 2012 to 2015
Single family housing starts declined by
2.6% annually from 2010 to 2012 and are
expected to increase ~24% per year from
2012 to 2015
SOURCE: HIS GLOBAL INSIGHT FEBRUARY 2013 FORECAST.

126 PSEG Power Appendix

127 Nuclear fuel needs have been hedged through 2015 Hedged

Power’s coal hedging reflects 2013 supply
matched with 2013 sales…
Station Coal Type
Pricing
($/MWh)
*
Comments
Bridgeport
Harbor
Adaro
Mid $50’s
Higher
price, lower
BTU, enviro
coal
Hudson CAPP
High
$40’s
Flexibility
after BET in
2010
Mercer
Metallurgica
l
CAPP/NAPP
Mid $40’s
More
limited
segment of
coal
market
Keystone NAPP Mid $20’s
Prices
steady
Conemaugh NAAP Mid $20’s
Prices
steady
*COMMODITY PLUS TRANSPORTATION

The full requirements BGS rate recognizes the
forward PJM capacity market price
2013-2014 250 $ 195 $
2014-2015 170 $ 108 $
2015-2016 166 $ 365 $
108
8,760
~37%
350,000
22
$
MW per Tranch (varies by EDC)
Load Factor (varies by EDC)
Capacity Price per BGS Tranche
Capacity Price per RPM Auction for  PSEG Zone
Three Year  Average ($/MW-day)
$ 195
Capacity Cost per Tranche
$      7,712,637
MWh per Tranche
Capacity Cost per MWh
Three Year  Average ($/MW-day)
Days per Year
Energy MW per Tranche (Varies by EDC)
Hours per Year
MWh per Tranche, approx.

130 PSEG Energy Holdings Appendix

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment  Balance *
at  12/31/12
($millions)
Solar  Source Five Operating Solar Facilities : NJ, DE, OH, FL, AZ  – 69 MW $159
Merchant Energy Leases
GenOn (REMA)
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$341
Edison Mission Energy (EME)** Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$218
Regulated Energy Leases
Merrill Creek Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$202
Grand Gulf Nuclear station in Mississippi (175 equity MW)
Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts; E-D (shopping) Center $ 80
Real Estate  Operating Leases Office Towers, Shopping Centers - 29 properties $100
Generation Legacy Assets Kalaeloa (HI)  209 MW CC Oil,  GWF (in wind down stage)  $ 96
Aircraft Leases and Other Delta Airlines aircraft; Land & Receivables $ 24
Total Holdings Investments $1,220
* BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012. LEASE REJECTION OR ACCEPTANCE DECISION IS
PENDING.

132 PSEG Financial Appendix

Delivered on 2012 earnings guidance
PSEG Operating Earnings
$ Millions (except EPS) 2012
PSEG Power $644
PSE&G $528
PSEG Energy Holdings/Parent $64
Operating Earnings* $1,236
Earnings per Share $2.44
2012 Earnings Guidance $2.25 - $2.50
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO OPERATING EARNINGS.

PSEG 2013 Operating Earnings
Guidance - By Subsidiary
$ millions (except EPS) 2013E 2012A
PSE&G $580 – $635 $528
PSEG Power $535 – $600 $644
PSEG Energy Holdings/Enterprise $25 – $35   $64
Operating Earnings* $1,140 – $1,270 $ 1,236
Earnings per Share $ 2.25 – $ 2.50 $2.44
* SEE SLIDE A  FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO
RECONCILE TO OPERATING EARNINGS.  E = ESTIMATE

Strong Balance Sheet supports our full capital
program without the need for equity
$Billions Capitalization
Subsidiary Debt
(1)
2010 2011 2012
PSE&G 4.28 4.27 5.06
PSEG Power 3.45 2.75 2.34
Parent & Other 0.08 0.04 0.04
Total PSEG Debt 7.81 7.06 7.44
Subsidiary Equity
PSE&G 4.42 4.65 5.17
PSEG Power 5.03 5.44 5.44
Parent & Other 0.18 0.18 0.17
Total PSEG Equity 9.63 10.27 10.78
PSE&G Debt to Cap 49% 48% 49%
Power Debt to Cap 41% 34% 30%
PSEG Debt to Cap 45% 41% 41%
DEBT INCLUDES SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER) AND EXCLUDES NON-RECOURSE AND SECURITIZATION DEBT

PSEG Liquidity as of December 31, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $276 $324
5-Year Credit Facility (Power) Mar-17 1,600 65 1,535
5-Year Credit Facility (Power) Apr-16 1,000 0 1,000
5-Year Bilateral (Power) Sep-15 100 100 0
5-year Credit Facility (PSEG) Mar-17 500 4 496
5-year Credit Facility (PSEG) Apr-16 500 0 500
Total $4,300 $445 $3,855
$222
PSE&G ST Investment $65
Total Liquidity Available
$4,142
Total Parent / Power Liquidity $3,753
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from
Continuing Operations to Reconcile to Operating Earnings
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52 $              50 $           46 $           9 $                (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (10)                107            (1)               (11)                14
Lease Transaction Activity (Energy Holdings) 36                 (173)           -                 29                 (490)
Storm O&M (PSEG Power) (39)                -                 -                 -                   -
Market Transition Charge Refund (PSE&G) -                     -                 (72)             -                   -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                     34              -                 -                   (13)
For the Year Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
Total Pro-forma adjustments
39 $              18 $           (27) $          27 $              (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507               507            507            507               508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 $           0.10 $        0.09 $        0.02 $           (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.02)             0.21           -             (0.02)            0.03
Lease TransactionActivity (Energy Holdings) 0.07              (0.34)          -             0.05              (0.96)
Storm O&M (PSEG Power) (0.08)             -             -             -               -
Market Transition Charge Refund (PSE&G) -                -             (0.14)          -               -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                0.06           -             -               (0.03)
Total Pro-forma adjustments
0.07 $           0.03 $        (0.05) $       0.05 $           (1.10) $
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM NET INCOME.
A